Exhibit 99



                         IKON OFFICE SOLUTIONS ANNOUNCES
                             SECOND QUARTER RESULTS

                               Earnings on Target
                        Cash Flow Outlook Remains Strong

Valley Forge, Pennsylvania - April 26, 2001 - IKON Office Solutions (NYSE:IKN) today announced results for the second fiscal quarter ended March 31, 2001. Earnings for the second quarter were $16.7 million, or $.12 per share. For the same period in 2000, earnings were $.17 per share, or $.23 per share including a one-time gain from insurance proceeds. Revenues for the second quarter of fiscal 2001 were $1.36 billion, comparable to the same period in 2000. Without the negative effect of foreign currency, revenue growth for the second quarter of fiscal 2001 would have been 1%.

"Our revenues and earnings results were solid this quarter, despite a tough competitive and economic climate," stated James J. Forese, Chairman and Chief Executive Officer. "Earnings of $.12 per share were in line with our expectations and reflect the ongoing investments we are making to continue to position the Company for stronger, long-term returns. We feel that these ongoing investments, which have impacted our earnings, are a necessity for long-term revenue growth and operating margin improvement. In addition, our balance sheet and cash flow position remain strong. During the second quarter, we achieved greater asset productivity as evidenced in our days sales outstanding and inventory turn measurements, and based on first half results, our free cash flow outlook for the year remains on target at $170 - $185 million."

Revenues of $1.36 billion included continued growth in the Company's targeted markets, including outsourcing and the high-volume, Segment 5 and 6 copier/printer equipment for the production market. IKON's principal outsourcing offering, facilities management, secured its fifth sequential quarter of double-digit growth. However, revenue growth was offset by declines in other markets that the Company has de-emphasized, such as low-margin technology hardware.

"Our high-end equipment sales and outsourcing results are representative of IKON's response to our customers' needs for a partner that can provide a host of services on a strong equipment platform," stated Mr. Forese. "With more complex technologies and a greater variety of document management applications available from many vendors today, IKON's multi-vendor product portfolio, our proven technical service support, and our array of integrated outsourcing offerings serve to make IKON a valuable partner for any customer."

Net Sales, which include the sale of copier/printer equipment, supplies, and technology hardware, declined 0.5% from the prior year. Positive growth in copier/printer equipment sales was offset by the anticipated decline in certain technology hardware. Copier/printer equipment sales were led by the placement of new, higher-volume digital technologies not available in the prior year, primarily the Ricoh Aficio 850 and 1050 and the Canon imageRUNNER 110. Gross profit margin on Net Sales was slightly up from the prior year, reflecting a mix of increased competitive pressures offset by the benefit of less low-margin technology hardware in current year results.

Service & Rentals, which include revenues from the servicing of copier/printer equipment, outsourcing, technology services, and rentals, declined 1.5% from the prior year. Growth in outsourcing was offset by declines in equipment service and rental revenues, as the Company's overall Service & Rentals revenue base transitions to higher-end, digital technologies and outsourcing. Service & Rentals gross profit margin remained stable from the prior year reflecting excellent improvement in the margins associated with equipment service.

Finance Income generated by the Company's captive leasing organizations grew 15.9% from the prior year reflecting the Company's ongoing success in utilizing leasing as a competitive differentiator. Gross profit margin on Finance Income was essentially unchanged from the prior year.

Operating margins of 3.6% improved sequentially but were down from the prior year primarily due to increased Selling and Administrative expenses. Selling and Administrative expenses have increased as the Company accelerated certain targeted investments designed to improve its infrastructure and competitive edge long-term. These investments include the continued development of e-services such as Digital Express(R) 2000; expanded sales coverage and training directed toward integrated solutions and major accounts; the Company's comprehensive e-commerce initiative; and additional infrastructure technology costs to support the Company's ongoing productivity programs. The Company's productivity programs are designed to generate continued savings over the next 18 to 24 months.

"Our outlook for the long-term continues to be positive," stated Mr. Forese. "However, we realize that today's economic climate dictates a more conservative program, as companies focus on the quality of their balance sheets, cash flows, and cost structures. Accordingly, while we will remain committed to continuing our investments that have facilitated the great progress IKON has made in converting to an integrated, services-oriented operating company, for the second half of our fiscal year we will be taking more aggressive actions to minimize our costs.

"For the third quarter, we expect our earnings per share to show sequential improvement, but a decline from the prior year (excluding special items) due to the higher level of investments this year," continued Mr. Forese.

"IKON's reputation has solidified as a strong and established company that is able to provide customers with innovative, comprehensive business communications solutions. We will continue to differentiate IKON from our competitors to ensure our position as a valuable partner to our customers," concluded Mr. Forese.

================================================================================

================================================================================


IKON Office Solutions (www.ikon.com) is one of the world's leading providers of products and services that help businesses communicate. IKON provides customers with total business solutions for every office, production and outsourcing need, including copiers and printers, color solutions, distributed printing, facilities management, imaging and legal document solutions, as well as network design and consulting, e-business development, telecommunications services and technology training. With fiscal 2000 revenues of $5.4 billion, IKON has approximately 800 locations worldwide including the United States, Canada, Mexico, the United Kingdom, France, Germany, Ireland, and Denmark.

This news release includes information which may constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements relating to the Company's outlook for the third quarter and the full year and the Company's long-term returns from its investments. Although IKON believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking statements are based upon management's current plans or expectations and are subject to a number of risks and uncertainties, including, but not limited to: risks and uncertainties relating to conducting operations in a competitive environment and a changing industry; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in, business operations; managing the integration of existing and acquired companies; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. As a consequence of these and other risks and uncertainties, IKON's current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements. Certain additional risks and uncertainties are set forth in IKON's 2000 Annual Report on Form 10-K/A filed with the Securities and Exchange Commission.



                                      # # #

                                                                      Exhibit 99

IKON Office Solutions, Inc.
---------------------------

FINANCIAL SUMMARY (in thousands, except earnings per share)

                                                               Second Quarter Fiscal
                                                           -----------------------------
                                                               2001              2000               % Change
                                                           ----------         ----------        --------------
Revenues
Net sales                                                  $  704,719         $  708,467              (0.5)%
Service and rentals                                           562,520            571,329              (1.5)
Finance income                                                 93,987             81,070              15.9
----------------------------------------------------------------------------------------
                                                            1,361,226          1,360,866               0.0
----------------------------------------------------------------------------------------

Costs and Expenses
Cost of goods sold                                            460,619            464,612
Service and rental costs                                      348,891            353,831
Finance interest expense                                       44,363             39,508
Selling and administrative                                    458,356            424,559
----------------------------------------------------------------------------------------
                                                            1,312,229          1,282,510
----------------------------------------------------------------------------------------

Operating income                                               48,997             78,356
Interest expense                                               19,123             17,626
----------------------------------------------------------------------------------------
Income before income taxes                                     29,874             60,730
Income taxes                                                   13,144             25,877
----------------------------------------------------------------------------------------
Net income                                                 $   16,730         $   34,853
                                                           ==========         ==========


Basic and Diluted Earnings Per Common Share                $     0.12         $     0.23
                                                           ==========         ==========


Weighted Average Common Shares Outstanding, Basic             141,402            149,297
                                                           ==========         ==========

Weighted Average Common Shares Outstanding, Diluted           143,262            149,592
                                                           ==========         ==========


Operations Analysis:
      Gross profit %, net sales                                 34.6%              34.4%
      Gross profit %, service and rentals                       38.0%              38.1%
      Gross profit %, finance subsidiaries                      52.8%              51.3%
      Total gross profit %                                      37.3%              37.0%
      Selling and administrative as a % of revenue              33.7%              31.2%
      Operating income as a  % of revenue                        3.6%               5.8%

                                                                      Exhibit 99
IKON Office Solutions, Inc.
---------------------------

FINANCIAL SUMMARY (in thousands, except earnings per share)
Excluding Special Items

                                                                Second Quarter Fiscal
                                                           -----------------------------
                                                               2001               2000             % Change
                                                           ----------         ----------          ----------
Revenues
Net sales                                                  $  704,719         $  708,467             (0.5)%
Service and rentals                                           562,520            571,329             (1.5)
Finance income                                                 93,987             81,070             15.9
----------------------------------------------------------------------------------------
                                                            1,361,226          1,360,866              0.0
----------------------------------------------------------------------------------------

Costs and Expenses
Cost of goods sold                                            460,619            464,612
Service and rental costs                                      348,891            353,831
Finance interest expense                                       44,363             39,508
Selling and administrative                                    458,356            441,559 *
----------------------------------------------------------------------------------------
                                                            1,312,229          1,299,510
----------------------------------------------------------------------------------------

Operating income                                               48,997             61,356
Interest expense                                               19,123             17,626
----------------------------------------------------------------------------------------
Income before income taxes                                     29,874             43,730
Income taxes                                                   13,144             18,387
----------------------------------------------------------------------------------------
Net income                                                 $   16,730         $   25,343
                                                           ==========         ==========


Basic and Diluted Earnings Per Common Share                $     0.12         $     0.17
                                                           ==========         ==========

Weighted Average Common Shares Outstanding, Basic             141,402            149,297
                                                           ==========         ==========

Weighted Average Common Shares Outstanding, Diluted           143,262            149,592
                                                           ==========         ==========


Operations Analysis:
      Gross profit %, net sales                                 34.6%              34.4%
      Gross profit %, service and rentals                       38.0%              38.1%
      Gross profit %, finance subsidiaries                      52.8%              51.3%
      Total gross profit %                                      37.3%              37.0%
      Selling and administrative as a % of revenue              33.7%              32.4%
      Operating income as a  % of revenue                        3.6%               4.5%

* Excludes $17,000 of insurance proceeds related to the shareholder litigation settlement.

                                                                      Exhibit 99

IKON Office Solutions, Inc.
---------------------------

FINANCIAL SUMMARY (in thousands, except earnings per share)

                                                                          Year to Date Fiscal
                                                                    -------------------------------
                                                                        2001               2000                       % Change
                                                                    -----------         -----------                  ----------
Revenues
Net sales                                                           $ 1,359,790         $ 1,360,570                     (0.1)%
Service and rentals                                                   1,132,133           1,154,250                     (1.9)
Finance income                                                          187,354             162,167                     15.5
---------------------------------------------------------------------------------------------------
                                                                      2,679,277           2,676,987                      0.1
---------------------------------------------------------------------------------------------------

Costs and Expenses
Cost of goods sold                                                      895,612             899,325
Service and rental costs                                                690,945             699,269
Finance interest expense                                                 90,567              78,960
Selling and administrative                                              907,511             862,782
Restructuring and asset impairment charge                                                   105,340
---------------------------------------------------------------------------------------------------
                                                                      2,584,635           2,645,676
---------------------------------------------------------------------------------------------------

Operating income                                                         94,642              31,311
Interest expense                                                         35,877              33,620
---------------------------------------------------------------------------------------------------
Income (loss) from continuing operations before income taxes             58,765              (2,309)
Income taxes                                                             25,856              18,474
---------------------------------------------------------------------------------------------------
Income (loss) from continuing operations                                 32,909             (20,783)
Discontinued operations, net of income taxes                              1,200
---------------------------------------------------------------------------------------------------
Net income (loss)                                                   $    34,109         $   (20,783)
                                                                    ===========         ===========


Basic and Diluted Earnings (Loss) Per Common Share
     Continuing operations                                          $      0.23         ($     0.14)
     Discontinued operations                                               0.01
                                                                    ===========         ===========
     Net income (loss)                                              $      0.24         ($     0.14)
                                                                    ===========         ===========

Weighted Average Common Shares Outstanding, Basic                       142,087             149,283
                                                                    ===========         ===========

Weighted Average Common Shares Outstanding, Diluted                     143,005             149,283
                                                                    ===========         ===========


Operations Analysis:
      Gross profit %, net sales                                           34.1%               33.9%
      Gross profit %, service and rentals                                 39.0%               39.4%
      Gross profit %, finance subsidiaries                                51.7%               51.3%
      Total gross profit %                                                37.4%               37.3%
      Selling and administrative as a % of revenue                        33.9%               32.2%
      Operating income as a  % of revenue                                  3.5%                1.2%

                                                                      Exhibit 99

IKON Office Solutions, Inc.
---------------------------

FINANCIAL SUMMARY (in thousands, except earnings per share)
Excluding Special Items

                                                                Year to Date Fiscal
                                                           -----------------------------
                                                              2001               2000             % Change
                                                           ----------         ----------         ----------
Revenues
Net sales                                                  $1,359,790         $1,360,570             (0.1)%
Service and rentals                                         1,132,133          1,154,250             (1.9)
Finance income                                                187,354            162,167             15.5
----------------------------------------------------------------------------------------
                                                            2,679,277          2,676,987              0.1
----------------------------------------------------------------------------------------

Costs and Expenses
Cost of goods sold                                            895,612            899,325
Service and rental costs                                      690,945            699,269
Finance interest expense                                       90,567             78,960
Selling and administrative                                    907,511            879,782
----------------------------------------------------------------------------------------
                                                            2,584,635          2,557,336 *
----------------------------------------------------------------------------------------

Operating income                                               94,642            119,651
Interest expense                                               35,877             33,620
----------------------------------------------------------------------------------------
Income before income taxes                                     58,765             86,031
Income taxes                                                   25,856             37,845
----------------------------------------------------------------------------------------
Net income                                                 $   32,909         $   48,186
                                                           ==========         ==========


Basic and Diluted Earnings Per Common Share                $     0.23         $     0.32
                                                           ==========         ==========

Weighted Average Common Shares Outstanding, Basic             142,087            149,283
                                                           ==========         ==========

Weighted Average Common Shares Outstanding, Diluted           143,005            149,513 **
                                                           ==========         ==========


Operations Analysis:
      Gross profit %, net sales                                 34.1%              33.9%
      Gross profit %, service and rentals                       39.0%              39.4%
      Gross profit %, finance subsidiaries                      51.7%              51.3%
      Total gross profit %                                      37.4%              37.3%
      Selling and administrative as a % of revenue              33.9%              32.9%
      Operating income as a  % of revenue                        3.5%               4.5%

* Excludes $17,000 of insurance proceeds related to the shareholder litigation settlement and $105,340 restructuring and asset impairment charge.

** The exclusion of the special items results in net income; therefore, shares that were previously excluded because of a net loss are now included in the diluted earnings per share calculation.